Exhibit 99.2

Association of Certified Anti-Money Laundering Specialists May 24, 2016

Safe Harbor Statement Certain statements contained in this presentation, including those that affect the expectations or plans of Becker Professional Education or DeVry Education Group (“DeVry Group”), may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Becker, DeVry Group or their management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and in DeVry Group’s Form 10-Q for the fiscal quarter ended March 31, 2016. These forward-looking statements are based on information as of May 24, 2016, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. 2

ACAMS Overview Overview: The Association of Certified Anti-Money Laundering Specialists (“ACAMS”) is the largest international membership organization dedicated to enhancing the knowledge and skills of Anti-Money Laundering (“AML”) and financial crime prevention professionals. ACAMS provides the CAMS credential. History: ACAMS was created in 2001 as membership and certification body. In 2006 ACAMS was acquired by Warburg Pincus Management: CEO Ted Weissberg, EVP John Byrne, and CFO Ari House have been with ACAMS for a combined 20+ years Customer Base: Large banks; consulting firms; payment processors and governmental agencies 3

Leading Provider of Integrated AML and Financial Crime Prevention Solutions Portfolio of complementary solutions all benefitting from ACAMS’ powerful and unique reach into its marketplace. ACAMS Certification Training & E-Learning Information Conferences & Seminars Cloud-Based Software Membership Industry gold-standard for AML certification. Recognized by private sector, government and law enforcement worldwide Webinars, e-learning and live training provided by industry experts in the ACAMS network Moneylaundering.com is a one-stop resource for AML and anti-financial crime information News, regulation and enforcement actions 8,000+ legal documents and summaries Largest international membership organization dedicated to advancing the education of AML and financial crime professionals Vibrant network of professionals ACAMS Risk Assessment is a SaaS solution that helps banks measure, understand and communicate AML risk and benchmark against peers Multiple education-focused, global conferences every year Industry’s most widely attended events 4

ACAMS Offerings FY2017 Projected Revenue Mix % of total Information & Risk Assessment Training & Conferences Certification & Memberships 10 40 50 Information: moneylaundering.com is the leading AML resource Risk Assessment: cloud-based software to benchmark and identify AML risks Training: in-person seminars, web-based seminars, subscriptions, and foundations certificate Conferences: 5,000 attendees in 2016 Certification: 14K new registrations (2016) for CAMS certification; recertification every 3 years Memberships: 37,000 members in 175 countries 5

Attractive financial profile Large, growing, untapped market: Total addressable market $2B+; current penetration below 10% Strong past performance: 30%+ revenue CAGR (‘13 to ‘16); EBITDA margins comparable to Becker Professional Education Asset-light (capital efficient) Exciting future growth profile: Base case: 20%+ Revenue CAGR (‘16-’21): triple revenues and reach $100M in this period Base case: 30%+ EBITDA CAGR Several further upside opportunities, including new products and vertical markets 6

ACAMS is a unique asset and a great fit with Becker Professional Education Leading organization: Highly-respected organization and the “gold-standard” in AML credentialing; largest AML certification End-to-end presence in the AML space: opportunity to provide training and preparation for exam while also managing the certification Large and growing addressable market: Total addressable market estimated to be $2.2B. Increased regulation will drive institutions to enhance staffing and training within AML Recurring revenue model: 3-year recertification cycle creates recurring revenues; B2B model helps attract new members and reinforce leadership position of CAMS certification Financial profile: High cash flow generation with low capital expenditures; solid and growing EBITDA margins; rapid growth (past and projected) Significant opportunities for future growth: Besides the organic growth of AML employment community, there are multiple opportunities related to increasing penetration of the CAMS certification (eg: further penetration within current customers; increased international expansion; broadening of customer base). ACAMS will also grow through diversification of its product base: the recently-introduced risk assessment tool, add-on products, and related certifications ACAMS is a great fit with BPE platform: ACAMS will become part of Becker Professional Development and multiple cost and revenue synergies have already been identified. For instance: BPE has well-established relationships with global accounting firms and will help drive adoption of ACAMS training, further extending its leadership position Together, ACAMS and BPE create a platform for global expansion in professional education and information services 7